Exhibit 10.1

SUBSCRIPTION AGREEMENT

December 1, 2011

Silver Bull Resources, Inc.
885 West Georgia Street, Suite 2200
Vancouver, B.C. V6C 3E8

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with Silver Bull Resources, Inc., a Nevada corporation (the “Company”), as follows:

1.           As of the Closing (as defined below) and subject to the terms and conditions hereof, the Investor will purchase from the Company and the Company will issue and sell to the Investor such number of shares (the “Shares”) of common stock of the Company, par value $0.01 per share (the “Common Stock”) as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $0.50 per Share.  All references herein to money amounts are to lawful money of the United States.

2.           The closing (the “Closing”) is expected to occur on or about December 9, 2011 (the “Closing Date”).  At the Closing, (a) the Company shall cause its Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name set forth on the Signature Page, and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.           The offering and sale of the Shares (the “Offering”) is being made pursuant to (i) an effective registration statement (the “Registration Statement”) on Form S-3 (File No. 333-172789), as amended, including the Prospectus contained therein (the “Base Prospectus”), filed with the Securities and Exchange Commission (the “Commission”) on June 16, 2011; (ii) a prospectus supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) dated December 1, 2011 containing certain supplemental information regarding the Shares and terms of the Offering that has been delivered to the Investor on or prior to the date hereof and will be filed with the Commission in accordance with applicable securities laws, and (iii) the MJDS prospectus supplement incorporating therein the Prospectus (the “MJDS Prospectus Supplement”) dated December 1, 2011 filed with the Securities Commissions in each of the provinces of British Columbia, Alberta and Ontario (the “Canadian Commission”). The Prospectus and the MJDS Prospectus Supplement, together with the documents incorporated by reference therein, are also referred to herein as the “General Disclosure Package.”

4.           The Company represents that the General Disclosure Package documents comply in all material respects with the requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act) and the U.S. Exchange Act of 1934, as amended (the “Exchange Act) and the rules and regulations of the Commission promulgated thereunder, and none of the General Disclosure Package documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

5.           The Company’s obligation to issue and sell the Shares to the Investor and the Investor’s obligation to purchase the Shares from the Company shall be conditioned on the Company obtaining listing approval for the Shares on the NYSE Amex and the Toronto Stock Exchange (“TSX”) subject only to the customary post-closing conditions imposed by the TSX in similar circumstances.

6.           The Company’s obligation to issue and sell the Shares to the Investor shall be subject to (i) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor herein and the fulfillment of those undertakings herein of the Investor to be fulfilled prior to the Closing Date.

7.           The Company shall before the opening of trading on the NYSE Amex and on the TSX on the next trading day after the date hereof, issue a press release in Canada and in the United States and file a Current Report on Form 8-K, together disclosing all material aspects of the transactions contemplated hereby.

8.           The Investor represents that (i) it has had full access to the General Disclosure Package prior to or in connection with its receipt of this Subscription Agreement and is relying only on such information and documents in making its decision to purchase the Shares and (ii) it is acquiring the Shares for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares.

9.           The Investor and the Company each has the requisite corporate or other organizational or individual power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.

10.           The Investor represents that neither the Investor nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, as of the date of this Subscription Agreement, engaged in any transactions in the securities of the Company or has violated any obligations of confidentiality with respect to the Offering since the time that the Investor was first contacted by the Company or its agents with respect to the transactions contemplated hereby. The Investor covenants that neither it, nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company prior to the time that the transactions contemplated by this Subscription Agreement are publicly disclosed.

        11.           The Investor represents that, except as set forth on the signature page, (i) except for any current ownership of shares of common stock in the Company, it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, and (ii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, will have acquired, or will have obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company upon completion of the purchase of the Shares to which this Subscription Agreement relates.

12.           The Investor’s obligation to purchase the Shares from the Company shall be subject to the accuracy of the representations and warranties made by the Company herein and the fulfillment of those undertakings herein of the Company to be fulfilled prior to the Closing Date.13.The Company represents that the execution, delivery and performance of this Subscription Agreement and the consummation of the purchase of the Shares have been duly authorized by the Company.

14.           The Company represents that the Shares to be issued and sold by the Company hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will be free of any adverse claims.

15.           The Company represents that there are no statutory or contractual stockholders’ preemptive rights with respect to the issuance of the Shares hereunder.

16.           This Subscription Agreement will involve no obligation or commitment of any kind until this Subscription Agreement is accepted and countersigned by or on behalf of the Company. The Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this Subscription Agreement shall constitute written confirmation of the execution and delivery of this Subscription Agreement by the Company.

17.           All covenants, agreements, representations and warranties herein will survive the execution of this Subscription Agreement and the delivery of the Shares being purchased and the payment therefor.

18.           Each of the parties hereto shall do, or cause to be done, all such acts and things and shall execute or cause to be executed, all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Subscription Agreement.

19.           This Subscription Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. This Subscription Agreement will be governed by the internal laws of the State of Nevada, without giving effect to the principles of conflicts of law. This Subscription Agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and signatures may be delivered by facsimile or by e-mail delivery of a “.pdf” format data file.

20.           This Subscription Agreement represents the complete and final agreement and understanding of the parties hereto with respect to its subject matter and supersedes all prior or contemporaneous oral or written agreements or understandings with respect to such subject matter.

[signature page follows]

INVESTOR SIGNATURE PAGE

Number of Shares:

Aggregate Purchase Price:	$

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: December 1, 2011

INVESTOR

By:

Print Name:

Title:

Taxpayer Identification Number:

DWAC Instructions for Shares:

Name of DTC Participant:
(broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number:

Account Name:

Account Number:

Person to contact to initiate DWAC at closing:

Name:

Tel:

Email:

EXCEPTIONS TO SECTION 11:

(If no exceptions, write “none.”  If left blank, response will be deemed to be “none.”)

SUBSCRIPTION AGREEMENT

Agreed and Accepted December 1, 2011:

SILVER BULL RESOURCES, INC.

By:

Print Name:

Title:

Sale of the Shares purchased hereunder is made pursuant to the Registration Statement.